Virtus KAR Small-Cap Growth Series,

a series of Virtus Variable Insurance Trust

Supplement dated December 15, 2023 to the Summary Prospectus and Statutory Prospectus,

each dated April 28, 2023

Important Notice to Investors

Effective January 29, 2024, Virtus KAR Small-Cap Growth Series (the “Series”) will be open to new insurance companies. Accordingly, on that date the subsection “IMPORTANT NOTE” under the heading “Purchase and Sale of Series Shares” in the Series’ summary prospectus and the summary section of the Series’ statutory prospectus will be removed.

Investors should retain this supplement with the Prospectuses for future reference.

VVIT 8505/Open KAR Small-Cap Growth Series (12/2023)